Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of September 19, 2016, to the Term Loan Credit Agreement dated as of June 30, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Horizon Global Corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting the establishment of Incremental Term Loans pursuant to Section 2.21 of the Credit Agreement;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower may obtain Incremental Term Loan Commitments by, among other things, entering into one or more Incremental Facility Agreements in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, pursuant to that certain Sale and Purchase Agreement, dated as August 24, 2016 (together with all exhibits and schedules thereto, collectively, as may be amended, the “Westfalia Purchase Agreement”), entered into among the Borrower, Blitz K16-102 GmbH and the certain seller parties identified therein (collectively, the “Sellers”), the Borrower, intends, directly or indirectly, to acquire Westfalia-Automotive Holding GmbH and TeIJs Holding B.V. (collectively, the “Westfalia Group”) pursuant to the terms of the Westfalia Purchase Agreement (the “Westfalia Acquisition”); and

WHEREAS, the Borrower has requested Incremental Term Loans in an aggregate principal amount of $152,000,000 (the “2016 Incremental Term Loans”, and the commitments relating thereto, the “2016 Incremental Term Loan Commitments”) in order to finance a portion of the consideration for the Westfalia Acquisition and to finance other payments under the Westfalia Purchase Agreement, to pay certain fees and expenses and for general corporate purposes (the transactions described above, the “Westfalia Transactions”).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS.  Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.     AMENDMENTS.  The Credit Agreement is hereby amended with the stricken text deleted (indicated textually in the same manner as the following example: ~~stricken text~~) and with the double-underlined text added (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

SECTION 3.     INCREMENTAL TERM LOANS.

3.1       Borrowing of Incremental Term Loans.  The Lenders set forth on Schedule A annexed hereto (the “2016 Incremental Term Lenders”) hereby agree to provide the 2016 Incremental Term Loan Commitments set forth opposite their names on Schedule A, on the terms set forth in this Amendment

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and, subject to the conditions set forth in Section 4.2 below, to make 2016 Incremental Term Loans on the 2016 Incremental Funding Date (as defined below) to the Borrower in an aggregate principal amount equal to the aggregate 2016 Incremental Term Loan Commitments of the 2016 Incremental Term Loan Lenders. Pursuant to Section 2.21 of the Credit Agreement, the 2016 Incremental Term Loans shall be Term B Loans for all purposes under the Credit Agreement and each other Loan Document and shall, except as otherwise set forth in the Credit Agreement (after giving effect to this Amendment), have terms identical to the Initial Term B Loans outstanding under the Credit Agreement immediately prior to the date hereof.

3.2       Fees.  In addition to the fees set forth in any other Loan Document (including any fee letter), if the 2016 Incremental Term Loans have not been funded within 30 days after the Effective Date, commencing on the date that is 31 days after the Effective Date and ending on the funding of the 2016 Incremental Term Loans, the Borrower shall pay to each 2016 Incremental Term Lender an unused commitment fee of 50% of the sum of (i) the Adjusted LIBO Rate and (ii) the Applicable Rate on the aggregate amount of such Lender’s 2016 Incremental Term Loan Commitments as if such Commitments were made as Eurocurrency Term B Loans.

3.3       Escrow Funding.

(a)        If the 2016 Incremental Term Loans have not been funded within 60 days after the Effective Date (the “Escrow Funding Event”), the 2016 Incremental Term Loans shall be funded into escrow (“Escrow Funding”) pursuant to escrow arrangements acceptable to the Administrative Agent. If an Escrow Funding Event occurs, the Borrower agrees that (i) it shall immediately enter into any amendment to the Credit Agreement or other agreements reasonably necessary to complete the Escrow Funding, (ii) it shall, and shall cause any other relevant person to, satisfy the conditions set forth below in Section 4.2 (except to the extent provided in Section 3.3(b) below), (iii) upon Escrow Funding, the funded amount shall accrue interest at the same rates and manner as Term B Loans (after giving effect to this Amendment) and (iv) the Borrower shall contribute to the escrow account funds sufficient to pay interest and fees of the funded amount under the Credit Agreement during the escrow period or otherwise provide credit support for the payment of such amount in a manner reasonably satisfactory to the Administrative Agent; provided that the failure by the Borrower to comply with this Section 3.3 will result in (x) the termination of any 2016 Incremental Term Commitments and (y) any 2016 Incremental Term Loans becoming immediately due and payable.

(b)        Notwithstanding anything to the contrary herein, upon an Escrow Funding Event, (i) the conditions set forth in Section 4.2(f) and (g) (the “Acquisition Conditions”) shall not be a condition to the Escrow Funding, (ii) the Borrower shall use commercially reasonable efforts to promptly satisfy the Acquisition Conditions and (iii) the release from escrow of the proceeds of any Escrow Funding shall remain subject to the Acquisition Conditions. For the avoidance of doubt, the “2016 Incremental Funding Date” shall be the date on which all of the conditions set forth in Section 4, including the Acquisition Conditions, are satisfied.

SECTION 4.     CONDITIONS PRECEDENT.

4.1       Conditions Precedent to Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)        Execution and Delivery.  The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower, (ii) the Required Lenders and (iii) each 2016 Incremental Term Lender (if not also a Required Lender).

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(b)        No Default.  Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(c)        Representations and Warranties.  As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 5 shall be true and correct in all material respects.

4.2       Conditions Precedent to Funding the 2016 Incremental Term Loans.  The 2016 Incremental Term Lenders shall make 2016 Incremental Term Loans on the date (the “2016 Incremental Funding Date”) on which all of the following conditions have been satisfied or waived:

(a)        Legal Opinion.  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Jones Day in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(b)        Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization by the Loan Parties of the Westfalia Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c)        Solvency Certificate.  The Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated the Effective Date and signed by the chief financial officer of the Borrower, certifying that it and its Subsidiaries, on a consolidated basis after giving effect to the Westfalia Transactions, are solvent.

(d)        Notice of Borrowing.  The Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03 of the Credit Agreement with respect to the 2016 Incremental Term Loans.

(e)        No Material Adverse Effect.  Since the Signing Date (as defined in the Westfalia Purchase Agreement), there shall not have been any Material Adverse Change (as defined in the Westfalia Purchase Agreement) with respect to any of the Material Target Group Entities (as defined in the Westfalia Purchase Agreement).

(f)        Consummation of Westfalia Acquisition.  All conditions precedent to the consummation of the Westfalia Acquisition set forth in the Westfalia Purchase Agreement shall have been satisfied in all material respects without any amendment or waiver thereof that would be materially adverse to the Lenders.

(g)        Fees and Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the 2016 Incremental Funding Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

(h)        KYC.  The Administrative Agent shall have received all documentation and other information reasonably requested by the Administrative Agent and required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including the PATRIOT Act, in each case relating to the Material Target Group

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Entities and to the extent requested in writing at least five business days prior to the 2016 Incremental Funding Date.

4.3       Post-Effective Date Condition Subsequent.  The Borrower shall have consummated the Westfalia Acquisition (the date on which the Westfalia Acquisition is consummated, the “Westfalia Acquisition Closing Date”) by 9:00 a.m. New York City time on the second Business Day following the 2016 Incremental Funding Date. The failure by Borrower to so perform or cause to be performed this condition subsequent when required shall constitute an Event of Default under the Credit Agreement.

For the purpose of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4.

SECTION 5.     REPRESENTATIONS AND WARRANTIES.  In order to induce the Required Lenders and the 2016 Incremental Term Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Required Lenders and the 2016 Incremental Term Lenders that (a) this Amendment has been duly authorized by all necessary organizational actions and, if required, actions by equity holders of the Borrower and (b) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 6.     CONTINUING EFFECT.  Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Amendment.

SECTION 7.     GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.     SUCCESSORS AND ASSIGNS.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

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SECTION 9.     ENTIRE AGREEMENT.  This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents, the Lenders and the Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

SECTION 10.    LOAN DOCUMENT.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 11.    COUNTERPARTS.  This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 12.    HEADINGS.  Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

HORIZON GLOBAL CORPORATION,
as the Borrower

By:	/s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Legal Director, Chief Compliance Officer and Corporate Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Thomas A. Gamm
Name: Thomas A. Gamm
Title: Managing Director

AMMC CLO 16, LIMITED,
as a Lender
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XI, LIMITED,
as a Lender
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

JFIN CLO 2013 LTD
as a Lender
By:	Apex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to First Amendment]

JFIN CLO 2014-II LTD as a Lender
By: Apex Credit Partners, LLC as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

JFIN CLO 2014 LTD as a Lender
By: Apex Credit Partners, LLC as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

BABSON CLO LTD. 2012-II
BABSON CLO LTD. 2013-I
BABSON CLO LTD. 2013-II
BABSON CLO LTD. 2014-II
BABSON CLO LTD. 2015-I
each as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Michael Best
Name: Michael Best
Title: Director

BABSON CAPITAL CREDIT 2 LIMITED, As a Lender
By: Barings LLC as Sub-Investment Manager

By:	/s/ Michael Best
Name: Michael Best
Title: Director

BEL-AIR LOAN FUND LLC, As a Lender
By: Barings LLC as Sub-Investment Adviser

By:	/s/ Michael Best
Name: Michael Best
Title: Director

Saranac CLO I Limited, as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

Saranac CLO II Limited, as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

Saranac CLO III Limited, as a Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

Cent CLO 16, L.P., as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 17 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 18 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 19 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 20 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 21 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver

Title: Assistant Vice President

Cent CLO 22 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 23 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 24 Limited, as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

JMP CREDIT ADVISORS CLO II LTD., as a Lender
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Christopher R. Bellany
Name: Christopher R. Bellany
Title: Director

JMP CREDIT ADVISORS CLO III LTD., as a Lender
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Christopher R. Bellany
Name: Christopher R. Bellany
Title: Director

ATRIUM IX, as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

ATRIUM XI, as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as a Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

CREDIT SUISSE NOVA (LUX), as a Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

KP FIXED INCOME FUND, as a Lender
By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Madison Park Funding XII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Madison Park Funding XIII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

MADISON PARK FUNDING XIV, LTD., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Madison Park Funding XV, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Madison Park Funding XVI, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

MADISON PARK FUNDING XVII, LTD., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Madison Park Funding XVIII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Madison Park Funding XX, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

Cutwater 2014-I, Ltd. as a Lender

By:	/s/ Alex Jackson
Name: Alex Jackson
Title: Authorized Signatory

Cutwater 2014-II, Ltd. as a Lender

By:	/s/ Alex Jackson
Name: Alex Jackson
Title: Authorized Signatory

Cutwater 2015-I, Ltd. as a Lender

By:	/s/ Alex Jackson
Name: Alex Jackson
Title: Authorized Signatory

AGF Floating Rate Income Fund, as a Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

DaVinci Reinsurance Ltd., as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance CLO 2013-1 Ltd as a Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance CLO 2014-1 Ltd as a Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance CLO 2015-1 Ltd as a Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Floating Rate Portfolio as a Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Floating-Rate Income Plus Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Floating-Rate Income Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Institutional Senior Loan Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Limited Duration Income Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Loan Holding Limited, as a Lender
By: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Senior Floating-Rate Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Senior Income Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance Short Duration Diversified Income Fund. as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Eaton Vance VT Floating-Rate Income Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

MET Investors Series Trust-Met/Eaton Vance Floating Rate Portfolio as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Renaissance Investment Holdings Ltd, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

Senior Debt Portfolio, as a Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

JPMORGAN CHASE BANK, NA as a Lender

By:	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

LCM XII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

LCM XIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

LCM XV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

LCM XVI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

LCM XVIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

LCM XIX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

LCM XXI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager as a Lender

By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
LCM Asset Management LLC

MAIN STREET CAPITAL CORPORATION as a Lender

By:	/s/ Nick Meserve
Name: Nick Meserve
Title: Managing Director

HMS FUNDING I LLC, as a Lender

By: HMS Income Fund, Inc.
Its Designated Manager

By:	/s/ Alejandro Palomo
Name: Alejandro Palomo
Title: Authorized Agent

Marathon CLO V Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

Marathon CLO VI Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

Marathon CLO VII Ltd., as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

Marathon CLO VIII Ltd.,
as a Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

Venture XI CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XII CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XIII CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

Venture XIV CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XV CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XVI CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XVII CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XVIII CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XIX CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XX CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXI CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Venture XXIII CLO, Limited,
as a Lender
BY: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Monroe Capital BSL CLO 2015-1, Ltd.
By: Monroe Capital Management LLC,
as Collateral Manager and Attorney-in-fact,
as a Lender

By:	/s/ Seth Friedman
Name: Seth Friedman
Title: Vice President

OZLM Funding III, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP,
its collateral manager
By: Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM Funding IV, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM Funding V, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM VI, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM VII, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM VIII, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM IX, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM XI, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM XII, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

OZLM XIII, Ltd.,
as a Lender

By:	Och-Ziff Loan Management LP,
its collateral manager
By:	Och-Ziff Loan Management LLC,
its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

Dryden XXIV Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden XXV Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden XXVI Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden XXVIII Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 30 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 31 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 33 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 34 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 36 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 37 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 38 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 40 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 41 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 42 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 43 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Dryden 45 Senior Loan Fund,
as a Lender
By:	PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Prudential Investment Portfolios, Inc. 14 – Prudential Floating Rate Income Fund,
as a Lender
By:	PGIM, Inc., as Investment Advisor

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust,
as a Lender
By:	PGIM, Inc., as Investment Advisor

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

BOWERY FUNDING ULC,
as a Lender

By:	/s/ Vrushant Shah
Name: Vrushant Shah
Title: Authorized Signatory

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Commonwealth of Pennsylvania, Treasury Department,
as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Commonwealth of Pennsylvania, Treasury Department – Tuition Account Program,
as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Kaiser Foundation Hospitals,
as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Kaiser Permanente Group Trust,
as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Privilege Underwriters Reciprocal Exchange,
as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

PURE Insurance Company,
as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point CLO IX, Ltd.,
as a Lender

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

SOUND POINT FLOATING RATE FUND, A SERIES OF TAYLOR INSURANCE SERIES LP,
as a Lender
By: Sound Point Capital Management, LP as Investment Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Sound Point Senior Floating Rate Master Fund, L.P.,
as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Teamsters Pension Trust Fund of Philadelphia & Vicinity,
as a Lender
By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

Steele Creek CLO 2014-1, LTD
Steele Creek CLO 2015-1, LTD
Steele Creek CLO 2016-1, LTD
as a Lender

By:	/s/ Glenn Duffy
Name: Glenn Duffy
Title: Chief Investment Office

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

Crown Point CLO III, Ltd.,
as a Lender
by Valcour Capital Management, LLC, as its Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

SCHEDULE A

Lender	2016 Incremental Term Commitment
JPMorgan Chase Bank, N.A.	$152,000,000.00
TOTAL	$152,000,000.00

EXHIBIT A

See attached.

~~Execution Copy~~AMENDMENT NO. 1

EXECUTION VERSION

TERM LOAN CREDIT AGREEMENT

dated as of June 30, 2015,

among

HORIZON GLOBAL CORPORATION,

The Lenders Party Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent,

BMO CAPITAL MARKETS CORP.,

and

WELLS FARGO SECURITIES, LLC,

as Syndication Agents,

KEYBANC CAPITAL MARKETS INC.,

SIDOTI & COMPANY, LLC

and

ROTH CAPITAL PARTNERS, LLC

as Documentation Agents

J.P. MORGAN SECURITIES LLC,

BMO CAPITAL MARKETS CORP.,

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

SECTION 1.01	Defined Terms	1
SECTION 1.02	Classification of Loans and Borrowings	~~29~~30
SECTION 1.03	Terms Generally	30
SECTION 1.04	Accounting Terms; GAAP	~~30~~31

ARTICLE II

THE CREDITS

SECTION 2.01	Commitments	~~30~~31
SECTION 2.02	Loans and Borrowings	31
SECTION 2.03	Requests for Borrowings	~~31~~32
SECTION 2.04	[Reserved]	~~32~~33
SECTION 2.05	[Reserved]	~~32~~33
SECTION 2.06	Funding of Borrowings	~~32~~33
SECTION 2.07	Interest Elections	~~32~~33
SECTION 2.08	Termination and Reduction of Commitments	~~33~~34
SECTION 2.09	Repayment of Loans; Evidence of Debt	~~34~~35
SECTION 2.10	Amortization of Term Loans	~~34~~35
SECTION 2.11	Prepayment of Loans	~~35~~36
SECTION 2.12	Fees	~~37~~38
SECTION 2.13	Interest	~~37~~38
SECTION 2.14	Alternate Rate of Interest	38
SECTION 2.15	Increased Costs	~~38~~39
SECTION 2.16	Break Funding Payments	~~39~~40
SECTION 2.17	Taxes	~~39~~40
SECTION 2.18	Payments Generally; Pro Rata Treatment; Sharing of Set-offs	~~42~~43
SECTION 2.19	Mitigation Obligations; Replacement of Lenders	~~43~~44
SECTION 2.20	[Reserved]	~~44~~45
SECTION 2.21	Incremental Facilities	~~44~~45
SECTION 2.22	[Reserved]	~~46~~47
SECTION 2.23	Extensions	~~46~~47

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01	Organization; Powers	~~47~~48
SECTION 3.02	Authorization; Enforceability	~~48~~49
SECTION 3.03	Governmental Approvals; No Conflicts	~~48~~49
SECTION 3.04	Financial Condition; No Material Adverse Change	~~48~~49
SECTION 3.05	Properties	~~49~~50

-i-

Page

SECTION 3.06	Litigation and Environmental Matters	~~49~~50
SECTION 3.07	Compliance with Laws and Agreements	~~50~~51
SECTION 3.08	Investment Company Status	~~50~~51
SECTION 3.09	Taxes	~~50~~51
SECTION 3.10	ERISA	~~50~~51
SECTION 3.11	Disclosure	~~50~~51
SECTION 3.12	Subsidiaries	51
SECTION 3.13	Insurance	~~51~~52
SECTION 3.14	Labor Matters	~~51~~52
SECTION 3.15	Solvency	~~51~~52
SECTION 3.16	Senior Indebtedness	~~51~~52
SECTION 3.17	Security Documents	~~51~~52
SECTION 3.18	Federal Reserve Regulations	~~52~~53
SECTION 3.19	Anti-Corruption Laws and Sanctions	~~52~~53
SECTION 3.20	Material Contracts	53
SECTION 3.21	EEA Financial Institutions	54

ARTICLE IV

CONDITIONS

SECTION 4.01	Closing Date	~~53~~54

ARTICLE V

AFFIRMATIVE COVENANTS

SECTION 5.01	Financial Statements and Other Information	~~55~~56
SECTION 5.02	Notices of Material Events	~~57~~58
SECTION 5.03	Information Regarding Collateral	~~58~~59
SECTION 5.04	Existence; Conduct of Business	~~59~~60
SECTION 5.05	Payment of Obligations	~~59~~60
SECTION 5.06	Maintenance of Properties	~~59~~60
SECTION 5.07	Insurance	~~59~~60
SECTION 5.08	Casualty and Condemnation	~~59~~60
SECTION 5.09	Books and Records; Inspection and Audit Rights	~~60~~61
SECTION 5.10	Compliance with Laws	~~60~~61
SECTION 5.11	Use of Proceeds	~~60~~61
SECTION 5.12	Additional Subsidiaries	~~60~~61
SECTION 5.13	Further Assurances	~~60~~61
SECTION 5.14	Ratings	~~61~~62

ARTICLE VI

NEGATIVE COVENANTS

SECTION 6.01	Indebtedness; Certain Equity Securities	~~61~~62
SECTION 6.02	Liens	~~63~~65
SECTION 6.03	Fundamental Changes	~~65~~66
SECTION 6.04	Investments, Loans, Advances, Guarantees and Acquisitions	~~66~~67

-ii-

Page

SECTION 6.05	Asset Sales	~~67~~68
SECTION 6.06	Sale and Leaseback Transactions	~~68~~69
SECTION 6.07	Hedging Agreements	~~68~~70
SECTION 6.08	Restricted Payments; Certain Payments of Indebtedness	~~69~~70
SECTION 6.09	Transactions with Affiliates	~~70~~72
SECTION 6.10	Restrictive Agreements	~~71~~72
SECTION 6.11	Amendment of Material Documents	~~71~~72
SECTION 6.12	[Reserved]	~~72~~73
SECTION 6.13	Net Leverage Ratio	~~72~~73
SECTION 6.14	Use of Proceeds	~~72~~76

ARTICLE VII

EVENTS OF DEFAULT

ARTICLE VIII

THE AGENTS

ARTICLE IX

[RESERVED]

ARTICLE X

MISCELLANEOUS

SECTION 10.01	Notices	~~77~~78
SECTION 10.02	Waivers; Amendments	~~77~~79
SECTION 10.03	Expenses; Indemnity; Damage Waiver	~~80~~81
SECTION 10.04	Successors and Assigns	~~81~~82
SECTION 10.05	Survival	~~84~~85
SECTION 10.06	Counterparts; Integration; Effectiveness	~~84~~85
SECTION 10.07	Severability	~~84~~85
SECTION 10.08	Right of Setoff	~~84~~85
SECTION 10.09	Governing Law; Jurisdiction; Consent to Service of Process	~~84~~86
SECTION 10.10	WAIVER OF JURY TRIAL	~~85~~86
SECTION 10.11	Headings	~~85~~86
SECTION 10.12	Confidentiality	~~85~~86
SECTION 10.13	Interest Rate Limitation	~~86~~87
SECTION 10.14	Intercreditor Agreements	87
SECTION 10.15	Release of Liens and Guarantees	87
SECTION 10.16	PATRIOT Act	~~87~~88
SECTION 10.17	No Fiduciary Duty	~~87~~88
SECTION 10.18	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	89

-iii-

TERM LOAN CREDIT AGREEMENT dated as of June 30, 2015 (this “Agreement”), among HORIZON GLOBAL CORPORATION, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.

RECITALS:

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01      Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“2016 Incremental Term Loans” has the meaning set forth in the First Amendment.

“2016 Incremental Term Loan Commitments” has the meaning set forth in the First Amendment.

“ABL Agent” means Bank of America, N.A., as administrative agent and/or collateral agent, as applicable, under the ABL Credit Agreement, and its successors and assigns.

“ABL Credit Agreement” means the ABL Credit Agreement to be dated as of the Closing Date, among the Borrower, the Subsidiaries party thereto as borrowers, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, as such document or the credit facility thereunder may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“ABL Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement as defined in the ABL Credit Agreement.

“ABL Foreign Loan Party” means any Foreign Subsidiary that is a party to the ABL Loan Documents as a borrower thereunder and/or is a party to any ABL Security Document as a grantor or guarantor thereunder.

“ABL Loan” means a loan made pursuant to the ABL Credit Agreement.

“ABL Loan Documents” means collectively (a) the ABL Credit Agreement, (b) the ABL Security Documents, (c) any promissory note evidencing loans under the ABL Credit Agreement and (d) any amendment, waiver, supplement or other modification to any of the documents described in clauses (a) through (c), in each case as such documents may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement.

“ABL Priority Collateral” has the meaning assigned to such term in the Intercreditor Agreement.

“ABL Security Documents” means the collective reference to the ABL Guarantee and Collateral Agreement, the Mortgages (as defined in the ABL Credit Agreement) and all other security

Alternative Incremental Debt the proceeds of which shall be used to finance a Limited Conditionality Acquisition, as of the date of entry into the applicable Limited Conditionality Acquisition Agreement (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or in all respects if qualified by materiality) on and as of such date, and

(f)        such Indebtedness is not guaranteed by any Person other than Loan Parties.

Alternative Incremental Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Law” has the meaning assigned to such term in the ABL Credit Agreement as of the date hereof.

“Applicable Rate” means, for any day, (a) with respect to (i) any ABR Term B Loan or any ABR 2016 Incremental Term Loan, 5.00% per annum and (ii) any Eurocurrency Term B Loan or any Eurocurrency 2016 Incremental Term Loan, 6.00% per annum and (b) with respect to any Incremental Term Loan of any Series, the rate per annum specified in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any Person whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Assumed Preferred Stock” means any preferred stock or preferred equity interests of any Person that becomes a Subsidiary after the Closing Date; provided that (a) such preferred stock or preferred equity interests exist at the time such Person becomes a Subsidiary and are not created in contemplation of or in connection with such Person becoming a Subsidiary and (b) the aggregate liquidation value of all such outstanding preferred stock and preferred equity interests shall not exceed $10,000,000 at any time outstanding, less the aggregate principal amount of Indebtedness incurred and outstanding pursuant to Section 6.01(a)(x).

“Available Amount” means, as of any date of determination, an amount equal to:

(a)        the sum of (without duplication):

(i)        if positive, the Cumulative Retained Excess Cash Flow Amount; and

(ii)        the Net Proceeds received by the Borrower from (A) cash contributions (other than from a Subsidiary) to the Borrower or (B) the issuance and sale of its Equity Interests (other than a sale to a Subsidiary);

minus

(b)        the amount of any investments made in reliance on Section 6.04(s) prior to such date and any prepayments of Indebtedness made in reliance on Section 6.08(b)(vii) prior to such date;

minus

(c)        the portion of Excess Cash Flow not otherwise required to be used to prepay Term Loans pursuant to Section 2.11(d) that is used pursuant to Section 6.08(a)(v) or Section 6.08(a)(vii).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base Incremental Amount” means, as of any date, an amount equal to (a) $~~25,000,000~~75,000,000 less (b) the aggregate principal amount of Incremental Term Commitments established prior to such date in reliance on the Base Incremental Amount less (c) the aggregate principal amount of Alternative Incremental Debt established prior to such date in reliance on the Base Incremental Amount.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Horizon Global Corporation, a Delaware corporation.

“Borrower Registration Statement” means the registration statement on Form S-1 filed by the Borrower with the Commission on March 31, 2015, including all exhibits and schedules thereto, in each case, as amended, supplemented or otherwise modified prior to the Closing Date.

“Borrowing” means Loans of the same Class and Type, made, converted or continued on the same date and as to which a single Interest Period is in effect.

“Borrowing Base” shall have the meaning ascribed to such term in the ABL Credit Agreement (as defined in the ABL Credit Agreement on the Closing Date).

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be, in the case of any such written request, in the form of Exhibit B or any other form approved by the Administrative Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that

Subsidiaries for such period related to any offering of Equity Interests or incurrence of Indebtedness, whether or not consummated, (xi) fees and expenses in connection with the Transactions, (xii) any unusual or nonrecurring costs and expenses arising from the integration of any business acquired pursuant to any Permitted Acquisition consummated after the Closing Date not to exceed $7,500,000 in any fiscal year and $20,000,000 in the aggregate, (xiii) any unusual or nonrecurring costs and expenses arising from the integration of the Westfalia Group not to exceed $10,000,000 in any fiscal year and $30,000,000 in the aggregate, (xiv) the amount of reasonably identifiable and factually supportable “run rate” cost savings, operating expense reductions, and other synergies not to exceed $12,500,000 resulting from the Westfalia Acquisition that are projected by Borrower in good faith and certified by a Financial Officer of the Borrower in writing to the Administrative Agent to result from actions either taken or expected to be taken within eighteen (18) months of the Westfalia Acquisition Closing Date to take such action, net of the amount of actual benefits realized prior to or during such period from such actions (which cost savings, operating expense reductions, and synergies shall be calculated on a pro forma basis as though such cost savings, operating expense reductions, or synergies had been realized on the first day of such period), (xv) any unusual or nonrecurring expenses or similar costs relating to cost savings projects, including restructuring and severance expenses, not to exceed $~~15,000,000~~20,000,000 in the aggregate from and after January 1, 2015; provided that no more than $5,000,000 may be counted in any fiscal year commencing on or after January 1, 2015, (~~xiv~~xvi) net losses from discontinued operations, not to exceed in any fiscal year $~~5,000,000~~7,500,000, (~~xv~~xvii) losses associated with the prepayment of leases (whether operating leases or capital leases) outstanding on January 1, 2015 from discontinued operations, and (~~xvi~~xviii) losses or charges associated with asset sales otherwise permitted hereunder and any unusual or nonrecurring charges, so long as the amount added back pursuant to this clause (~~xvi~~xviii) does not exceed in the aggregate $5,000,000, minus (b) without duplication and to the extent included in determining such Consolidated Net Income, (i) any extraordinary gains for such period, (ii) any non-cash income, profits or gains for such period and (iii) any gains realized from the retirement of Indebtedness after the Closing Date, all determined on a consolidated basis in accordance with GAAP; provided, however, that the amounts added to Consolidated Net Income pursuant to clauses (xii) through (~~xvi~~xviii) above for any period shall not exceed 25% of Consolidated EBITDA for such period (determined without including amounts added to Consolidated Net Income pursuant to clauses (xii) through (~~xvi~~xviii) above for such period). If the Borrower or any Subsidiary has made any Permitted Acquisition or Significant Investment or any sale, transfer, lease or other disposition of assets outside of the ordinary course of business permitted by Section 6.05 during the relevant period for determining any leverage ratio hereunder, Consolidated EBITDA for the relevant period shall be calculated only for purposes of determining such leverage ratio after giving pro forma effect thereto, as if such Permitted Acquisition or Significant Investment or sale, transfer, lease or other disposition of assets had occurred on the first day of the relevant period for determining Consolidated EBITDA; provided that with respect to any Significant Investment, (x) any pro forma adjustment made to Consolidated EBITDA shall be in proportion to the percentage ownership of the Borrower or such Subsidiary, as applicable, in the Subject Person (e.g. if the Borrower acquires 70% of the Equity Interests of the Subject Person, a pro forma adjustment to Consolidated EBITDA shall be made with respect to no more than 70% of the EBITDA of the Subject Person) and (y) pro forma effect shall only be given to such Significant Investment if the Indebtedness of the Subject Person is included in Total Indebtedness for purposes of calculating the applicable leverage ratio in proportion to the percentage ownership of the Borrower or such Subsidiary, as applicable, in such Subject Person. Any such pro forma calculations may include operating and other expense reductions and other adjustments for such period resulting from any Permitted Acquisition, or sale, transfer, lease or other disposition of assets that is being given pro forma effect to the extent that such operating and other expense reductions and other adjustments (a) would be permitted pursuant to Article XI of Regulation S-X under the Securities Act of 1933 (“Regulation S-X”) or (b) are reasonably consistent with the purpose of Regulation S-X as determined in good faith by the Borrower in consultation with the Administrative Agent.

“Consolidated Net Income” means, for any period, the net income or loss of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Person (other than the Borrower or a Significant Investment) in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with Applicable Law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries during such period, (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person’s assets are acquired by the Borrower or any Subsidiary and (c) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Facility” means a category of Commitments and extensions of credit thereunder.

“Cumulative Retained Excess Cash Flow Amount” means, at any date of determination, an amount equal to the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for the Excess Cash Flow Periods ended on or prior to such date.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Documentation Agents” means KeyBanc Capital Markets Inc., Sidoti & Company, LLC and Roth Capital Partners, LLC.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary, other than the Foreign Subsidiaries.

“ECF Percentage” means 50%; provided, that, with respect to any fiscal year of the Borrower commencing with the fiscal year ending December 31, ~~2016~~2017, the ECF Percentage shall be reduced to (a) 25% if the Net Leverage Ratio as of the last day of such fiscal year is no greater than 3.00 to 1.00 but greater than 2.50 to 1.00 and (b) 0% if the Net Leverage Ratio as of the last day of such fiscal year is less than or equal to 2.50 to 1.00.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liabilities, obligations, damages, losses, claims, actions, suits, judgments, or orders, contingent or otherwise (including any liability for damages, costs of environmental remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), directly or indirectly resulting from or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Notice” has the meaning assigned to such term in the ABL Credit Agreement as of the date hereof.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person or any warrants, options or other rights to acquire such interests.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) a failure by any Plan to satisfy the minimum funding standards (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan in each instance, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA; (e) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (h) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in

“endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurocurrency,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excess Cash Flow” means, for any fiscal year, the sum (without duplication) of:

(a)        Consolidated Net Income for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

(b)        the excess, if any, of the Net Proceeds received during such fiscal year by the Borrower and its consolidated Subsidiaries in respect of any Prepayment Events over (x) amounts permitted to be reinvested pursuant to Section 2.11(c) and (y) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.11(c) in respect of such Net Proceeds; plus

(c)        depreciation, amortization and other noncash charges or losses deducted in determining such consolidated net income (or loss) for such fiscal year; plus

(d)        the sum of (i) the amount, if any, by which Net Working Capital (adjusted to exclude changes arising from Permitted Acquisitions and Significant Investments) decreased during such fiscal year plus (ii) the net amount, if any, by which the consolidated deferred revenues and other consolidated accrued long-term liability accounts of the Borrower and its consolidated Subsidiaries (adjusted to exclude changes arising from Permitted Acquisitions) increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated accrued long-term asset accounts of the Borrower and its consolidated Subsidiaries (adjusted to exclude changes arising from Permitted Acquisitions) decreased during such fiscal year; minus

(e)        the sum of (i) any noncash gains included in determining such consolidated net income (or loss) for such fiscal year plus (ii) the amount, if any, by which Net Working Capital (adjusted to exclude changes arising from Permitted Acquisitions) increased during such fiscal year plus (iii) the net amount, if any, by which the consolidated deferred revenues and other consolidated accrued long-term liability accounts of the Borrower and its consolidated Subsidiaries (adjusted to exclude changes arising from Permitted Acquisitions) decreased during such fiscal year plus (iv) the net amount, if any, by which the consolidated accrued long-term asset accounts of the Borrower and its consolidated Subsidiaries (adjusted to exclude changes arising from Permitted Acquisitions) increased during such fiscal year; minus

(f)        the sum of (i) Capital Expenditures for such fiscal year and Capital Expenditures to be made within 90 days following the end of such fiscal year pursuant to binding agreements entered into by the Borrower or any of its consolidated Subsidiaries prior to the end of such fiscal year; provided that to the extent any such Capital Expenditure is not made (or if the amount of any such Capital Expenditures less than the amount deducted with respect hereto) within 90 days after such fiscal year, the amount (or such portion of the amount) thereof shall be added back to Excess Cash Flow for the subsequent period (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness) plus (ii) cash consideration paid during such fiscal year to make acquisitions or other capital investments (except to the extent financed by incurring Long-Term Indebtedness or through the use of the Available Amount); minus

(g)        the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of ABL Loans and other revolving Indebtedness (in each case except to the extent the revolving credit commitments in respect thereof are permanently reduced in the amount of and at the time of any such payment) and letters of credit, (ii) Term Loans prepaid pursuant to Section 2.11(c) or (d), (iii) optional prepayments of Term Loans (including purchases of Term Loans pursuant to Section 10.04(h)), (iv) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness or through the use of the Available Amount, (v) optional prepayments of Pari Passu Alternative Incremental Debt in the form of loans or Pari Passu Permitted Term Loan Refinancing Indebtedness in the form of loans and (vi) any prepayments of Pari Passu Alternative Incremental Debt or Pari Passu Permitted Term Loan Refinancing Indebtedness in lieu of mandatory prepayments of Term Loans in accordance with Section 2.11(c); minus

(h)        the noncash impact of currency translations and other adjustments to the equity account, including adjustments to the carrying value of marketable securities and to pension liabilities, in each case to the extent such items would otherwise constitute Excess Cash Flow.

“Excess Cash Flow Period” means each fiscal year of the Borrower, commencing with the fiscal year ending December 31, ~~2016~~2017.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net or overall gross income (or net worth or similar Taxes imposed in lieu thereof) by the United States of America, or by any other jurisdiction as a result of such recipient being organized in or having its principal office in or applicable lending office in such jurisdiction, or as a result of any other present or former connection (other than a connection arising solely from this Agreement or any other Loan Document) between such recipient and such jurisdiction, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Non-U.S. Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any United States withholding Taxes resulting from any law in effect (x) at the time such Non-U.S. Lender becomes a party to this Agreement or, with respect to any additional position in any Loan acquired after such Non-U.S. Lender becomes a party hereto, at the time such additional position is acquired by such Non-U.S. Lender or (y) at the time such Non-U.S. Lender designates a new lending office, except to the extent that such Non-U.S. Lender (or its assignor, if any) was entitled, immediately prior to designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such United States withholding Tax pursuant to Section 2.17(a), (d) any United States withholding Tax imposed pursuant to FATCA and (e) any withholding Tax that is attributable to a recipient’s failure to comply with Section 2.17(g).

“Extended Term Loans” has the meaning assigned to such term in Section 2.23(a).

“Extension” has the meaning assigned to such term in Section 2.23(a).

“Extension Offer” has the meaning assigned to such term in Section 2.23(a).

“FATCA” means (i) Sections 1471 through 1474 of the Code as of the date of this Agreement or any amended or successor provision that is substantively comparable and not materially more onerous to comply with, and, in each case, any regulations or official interpretations thereof, (ii) any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement or any amended or successor provision as described in clause (i) above and (iii) any law, regulation, rule, promulgation or official agreement implementing an official government agreement with respect to the foregoing.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of September 19, 2016, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the “Effective Date” as set forth in the First Amendment.

“First Lien Secured Indebtedness” means Total Indebtedness that is secured by a first priority Lien on any asset of the Borrower or any of its Subsidiaries (it being understood that any Indebtedness outstanding under this Agreement and any Indebtedness outstanding under the ABL Credit Agreement is First Lien Secured Indebtedness).

“First Lien Net Leverage Ratio” means, on any date, the ratio of (a) First Lien Secured Indebtedness as of such date less the aggregate amount (not to exceed $100,000,000) of the sum of Unrestricted Domestic Cash plus 65% of Unrestricted Foreign Cash, in each case as of such date, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date for which financial statements are available).

“FLSA” means the Fair Labor Standards Act of 1938, as amended from time to time.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative,

Series and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.21.

“Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant an Incremental Facility Agreement and Section 2.21, to make Incremental Term Loans of any Series hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans of such Series to be made by such Lender.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loans” means any term loans made pursuant to Section 2.21(a).

“Incremental Term Maturity Date” means, with respect to Incremental Term Loans of any Series, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Agreement.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) solely for purposes of Section 6.01 hereof, any and all payment obligations of such Person under or Guarantee by such Person with respect to any Hedging Agreement. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding anything to the contrary in this paragraph, the term “Indebtedness” shall not include (a) agreements providing for indemnification, purchase price adjustments or similar obligations incurred or assumed in connection with the acquisition or disposition of assets or capital stock and (b) trade payables and accrued expenses in each case arising in the ordinary course of business.

“Indemnified Taxes” means (a) any Taxes, other than Excluded Taxes, and (b) Other Taxes.

“Intercreditor Agreement” means the Intercreditor Agreement, substantially in the form of Exhibit C, among the Borrower, the other Loan Parties, the Collateral Agent and the ABL Agent.

“Information Memorandum” means the Confidential Information Memorandum dated May 1, 2015, relating to the Borrower and the Transactions, and the Confidential Information Memorandum dated September 5, 2016, relating to the Borrower and the Westfalia Transactions.

“Initial Term B Loan” means a Loan made pursuant to Section 2.01(a).

“Intellectual Property Claim” has the meaning assigned to such term in the ABL Credit Agreement as of the date hereof.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, the rate per annum (rounded to the same number of decimal places as the Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate (for the longest period for which that Screen Rate is available for dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate (for the shortest period for which that Screen Rate is available for dollars) that exceeds the Impacted Interest Period, in each case, as of the Specified Time on the Quotation Day for such Interest Period. When determining the rate for a period which is less than the shortest period for which the Screen Rate is available, the Screen Rate for purposes of clause (a) above shall be deemed to be the overnight rate for dollars determined by the Administrative Agent from such service as the Administrative Agent may select.

“IRS” means the United States Internal Revenue Service.

“JPMCB” means JPMorgan Chase Bank, N.A.

“Latest Maturing Term Loans” has the meaning assigned to such term in the definition of “Latest Maturity Date”.

“Latest Maturity Date” means, as of any date of determination, the latest Maturity Date applicable to any Loans outstanding or Commitments in effect hereunder (such latest maturing Loans or Commitments, the “Latest Maturing Term Loans”).

“Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b).

“Minimum Tranche Amount” has the meaning assigned to such term in Section 2.23(b).

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Mortgaged Property” means each parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness as of such date less the aggregate amount (not to exceed $100,000,000) of the sum of Unrestricted Domestic Cash plus 65% of Unrestricted Foreign Cash, in each case as of such date, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date for which financial statements are available).

“Net Proceeds” means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any noncash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds in excess of $1,000,000 and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans, Pari Passu Alternative Incremental Debt or any Permitted Term Loan Refinancing Indebtedness) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all Taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries, and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the 24-month period immediately following such event and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower) to the extent such liabilities are actually paid within such applicable time periods.

“Net Working Capital” means, at any date, (a) the consolidated current assets of the Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Secured Net Leverage Ratio” means, on any date, the ratio of (a) Secured Indebtedness as of such date less the aggregate amount (not to exceed $100,000,000) of the sum of Unrestricted Domestic Cash plus 65% of Unrestricted Foreign Cash, in each case as of such date, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date for which financial statements are available).

“Secured Parties” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Documents” means the Guarantee and Collateral Agreement, the Intercreditor Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

“Series” has the meaning assigned to such term in Section 2.21(b).

“Significant Investment” means any acquisition by the Borrower or a Subsidiary of more than 50% (but less than 100%) of the Equity Interests in a Person (such Person, the “Subject Person”), so long as such acquisition is permitted by Section 6.04.

“Specified Time” means 11:00 a.m., London time.

“Specified Vendor Payables Financing” means the sale by one or more vendors of the Borrower and certain Subsidiaries of accounts receivable (which such accounts receivable are accounts payable of the Borrower and such Subsidiaries) to one or more financial institutions pursuant to third-party financing agreements, to which the Borrower and such Subsidiaries are party, in transactions constituting “true sales”; provided that the aggregate amount of all such vendor payables financings shall not exceed $30,000,000 at any time outstanding.

“Specified Vendor Payables Financing Documents” means all documents and agreements relating to the Specified Vendor Payables Financing.

“Specified Vendor Receivables Financing” means the sale by the Borrower and certain Subsidiaries of accounts receivable to one or more financial institutions pursuant to third-party financing agreements in transactions constituting “true sales”; provided that the aggregate amount of all such receivables financings shall not exceed $~~30,000,000~~50,000,000 at any time outstanding.

“Specified Vendor Receivables Financing Documents” means all documents and agreements relating to the Specified Vendor Receivables Financing.

“Spin-Off” means a “spin-off” transaction with respect to the Borrower such that all of the Equity Interests in the Borrower are “spun-off” from TriMas ratably to the holders of all the Equity Interests in TriMas and the Borrower ceases to be a Subsidiary of TriMas and becomes a public company.

“Spin-Off Agreement” means a Separation and Distribution Agreement, dated as of or prior to the Closing Date, by and between the Borrower and TriMas.

consultants, advisors or employees of the Borrower or the Subsidiaries (or to their heirs or estates) shall not be deemed to be Synthetic Purchase Agreements.

“Taxes” means any and all present or future taxes (of any nature whatsoever), levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term B Lender” means a Lender with a Term Commitment or an outstanding Term B Loan.

“Term B Loan” means ~~a~~(i) an Initial Term B Loan ~~made pursuant to Section 2.01~~and (~~a~~ii ) the 2016 Incremental Term Loans.

“Term Collateral Proceeds Account” means a deposit account identified to the ABL Agent in writing from time to time and in the name of the Company and for which JPMCB is the depositary bank which contains (or was established to contain) only those proceeds with respect to Term Priority Collateral.

“Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Term B Loan hereunder on the Closing Date, expressed as an amount representing the maximum principal amount of the Term B Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Term Commitment on the Closing Date is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Commitment, as applicable. The initial aggregate amount of the Lenders’ Term Commitments on the Closing Date is $200,000,000.

“Term Lender” means a Lender with outstanding Term Loans or a Commitment.

“Term Loan” means a Term B Loan or an Incremental Term Loan of any Series.

“Term Loan Maturity Date” means the date that is the sixth anniversary of the Closing Date (or if such date is not a Business Day, the immediately preceding Business Day).

“Term Priority Collateral” has the meaning assigned to such term in the Intercreditor Agreement.

“Total Indebtedness” means, as of any date, the aggregate principal amount of Indebtedness for borrowed money of the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP.

“Transactions” means, collectively, (a) the consummation of the Spin-Off in accordance with the terms of the Spin-Off Agreement, (b) the payment of a dividend on the Closing Date from the Borrower to TriMas in accordance with the Spin-Off Agreement (the “Closing Date Dividend”), (c) the execution, delivery and performance by each Loan Party of the ABL Loan Documents to which it is to be a party, the borrowing (if any) of the ABL Loans on the Closing Date and issuance (if any) of letters of credit thereunder on the Closing Date and the use of the proceeds of the foregoing, (d) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of the Loans on the Closing Date and the use of proceeds thereof and (e) the payment of the fees and expenses payable in connection with the foregoing.

“TriMas” means TriMas Company LLC, a Delaware limited liability company.

“Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Unrestricted Domestic Cash” means, as of any date, domestic unrestricted cash and domestic unrestricted Permitted Investments of the Borrower and its Domestic Subsidiaries as of such date.

“Unrestricted Foreign Cash” means, as of any date, unrestricted cash and unrestricted Permitted Investments of the Foreign Subsidiaries as of such date.

“U.S. Holdco” means any existing or future Domestic Subsidiary the Equity Interests of which are held solely by Foreign Subsidiaries; provided that such existing or newly formed Subsidiary shall not engage in any business or own any assets other than the ownership of Equity Interests in Foreign Subsidiaries and intercompany obligations that are otherwise permitted hereunder.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Certificate” has the meaning assigned to such term in Section 2.17(f)(i)(D)(2).

“Westfalia Acquisition” has the meaning set forth in the First Amendment.

“Westfalia Acquisition Closing Date” has the meaning set forth in the First Amendment.

“Westfalia Purchase Agreement” has the meaning set forth in the First Amendment.

“Westfalia Transactions” has the meaning set forth in the First Amendment.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02        Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term B Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Term B Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term B Loan Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Term B Loan Borrowing”).

SECTION 2.10     Amortization of Term Loans.

(a)        Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay (i) the Initial Term B Loans on the last day of each March, June, September and December, beginning on the last day of the first full fiscal quarter to occur after the Closing Date, in an aggregate principal amount for each such date equal to 1.25% of the aggregate principal amount of the Initial Term B Loans outstanding on the Closing Date~~.~~

and (ii) the 2016 Incremental Term Loans on the last day of each March, June, September and December, beginning on the last day of the first full fiscal quarter to occur after the Westfalia Acquisition Closing Date, in an aggregate principal amount for each such date equal to one and thirteen thirty-sevenths percent (1 13⁄37%) of the aggregate principal amount of the 2016 Incremental Term Loans outstanding on the Westfalia Acquisition Closing Date.

(b)        The Borrower shall repay Incremental Term Loans of any Series in such amounts and on such date or dates as shall be specified therefor in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series (as such amounts may be adjusted pursuant to paragraph (d) of this Section or pursuant to such Incremental Facility Agreement).

(c)        To the extent not previously paid, (i) all Term B Loans shall be due and payable on the Term Loan Maturity Date and (ii) all Incremental Term Loans of any Series shall be due and payable on the Incremental Term Maturity Date applicable thereto.

(d)        Any mandatory prepayment of a Borrowing of Term Loans of any Class shall be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section to the next eight scheduled repayments in direct order and thereafter ratably. Any optional prepayment of a Borrowing of Term Loans of any Class shall be applied to the scheduled repayments of the Borrowings of such Class as directed by the Borrower.

(e)        Prior to any repayment of any Term Loan Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Loan Borrowings shall be accompanied by accrued interest on the amount repaid.

SECTION 2.11     Prepayment of Loans.

(a)        The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

(b)        All (i) optional prepayments of Term B Loans pursuant to Section 2.11(a) or prepayments pursuant to Section 2.11(c) as a result of an event described in clause (c) of the definition of the term Prepayment Event, in each case effected on or prior to the date that is the ~~second~~first anniversary of the Westfalia Acquisition Closing Date with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement on or prior to the date that is the ~~second~~first anniversary of the Westfalia Acquisition Closing Date constituting Repricing Transactions shall, in each case, be accompanied by a fee payable to the Term B Lenders in an amount equal to 1.00% of the aggregate principal amount of the Term B Loans so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of Term B Loans affected by such amendment, amendment and restatement or other modification (including any such Loans assigned in connection with the replacement of a Term B Lender not consenting thereto), in the case of a transaction described in clause (ii) of this paragraph. Such fee shall be paid by the Borrower to the Administrative Agent, for the account of the Lenders in respect of the Term B Loans, on the date of such prepayment.

(c)        In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Borrowings of Term B Loans in an aggregate amount equal to such Net Proceeds; provided that in the case of any event described in clause (a) of the definition of the term Prepayment Event (other than sales, transfers or other dispositions pursuant to Section 6.05(j) in excess of $15,000,000), if the Borrower shall deliver, within such three Business Days, to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries, intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 365-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied; provided further that a portion of the Net Proceeds required to prepay Borrowings of Term B Loans (but in no event more than a ratable portion thereof (such ratable share to be calculated by reference to the outstanding amount of Pari Passu Alternative Incremental Debt, Pari Passu Permitted Term Loan Refinancing Indebtedness and Loans, in each case immediately prior to such prepayment)) may, in lieu of prepaying Term B Loans hereunder, be applied to redeem or prepay any Pari Passu Alternative Incremental Debt or any Pari Passu Permitted Term Loan Refinancing Indebtedness, in each case if required under the terms of the applicable documents governing such Pari Passu Alternative Incremental Debt or such Pari Passu Permitted Term Loan Refinancing Indebtedness.

(d)        Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, ~~2016~~2017, the Borrower shall prepay Borrowings of Term B Loans in an aggregate amount equal to the excess of (i) the ECF Percentage of Excess Cash Flow for such fiscal year over (ii) the sum of (x) aggregate amount of optional prepayments of Term Loans and purchases of Term Loans pursuant to Section 10.04(h) (other than optional prepayments or purchases made with the proceeds of Long-Term Indebtedness) made by the Borrower during such fiscal year (provided that the aggregate amount of any such prepayment or purchase shall be the amount of the Borrower’s cash payment in respect of such purchase) and (y) the aggregate amount of optional prepayments of Pari Passu Alternative Incremental Debt in the form of loans and Pari Passu Permitted Term Loan Refinancing Indebtedness in the form of loans made by the Borrower during such fiscal year. Each prepayment pursuant to this paragraph shall be made within 95 days after the end of such fiscal year.

(e)        Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section.

(f)        The Borrower shall notify the Administrative Agent by (x) in the case of prepayment of a Eurocurrency Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment and (y) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify (i) whether the prepayment is of Eurocurrency Loans

Closing Date), other than with respect to Liens permitted by Section 6.02 and subject to the Intercreditor Agreement.

(d)        Each Mortgage, upon execution and delivery thereof by the parties thereto, is effective to create, subject to the exceptions listed in each title insurance policy covering such Mortgage, in favor of and reasonably satisfactory to the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the appropriate offices, the Lien created by each Mortgage shall constitute a perfected Lien on all right, title and interest of the applicable mortgagor in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens permitted by Section 6.02 and subject to the Intercreditor Agreement.

SECTION 3.18     Federal Reserve Regulations.

(a)        None of the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b)        No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of the provisions of the Regulations of the Board, including Regulation U or X.

SECTION 3.19     Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and, to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 3.20     Material Contracts. Schedule 3.20 hereto sets forth for the Borrower and each Subsidiary Loan Party, as of the Closing Date, a list of all of the material contracts and agreements to which such Loan Party is a party, including all Specified Vendor Receivables Financing Documents (other than agreements disclosed to the Administrative Agent pursuant to Section 5.01(f), agreements relating to Indebtedness described on Schedule 6.01, real property leases identified on Schedule 2.03 to the Perfection Certificate delivered to the Administrative Agent on the Closing Date, and Licenses identified on Schedule 4.04 to the Perfection Certificate delivered to the Administrative Agent on the Closing Date).

SECTION 3.21     EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

material portion of any Collateral having a book value or fair market value of $1,000,000 or more or the commencement of any action or proceeding for the taking of any Collateral having a book value or fair market value of $1,000,000 or more or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

SECTION 5.09     Books and Records; Inspection and Audit Rights.  The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 5.10     Compliance with Laws.  The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.11     Use of Proceeds.  The Borrower will use the proceeds of the Term Loans on the Closing Date solely (i) to consummate the Transactions, (ii) to pay the fees and expenses in connection with the Transactions and (iii) for general corporate purposes. The proceeds of the 2016 Incremental Term Loans shall be used finance a portion of the consideration for the Westfalia Acquisition and to finance other payments under the Westfalia Purchase Agreement, to pay certain fees and expenses and for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

SECTION 5.12     Additional Subsidiaries.  If any additional Subsidiary is formed or acquired after the Closing Date (or any existing Subsidiary becomes a Subsidiary Loan Party after the Closing Date), the Borrower will, within five Business Days after such Subsidiary is formed or acquired (or becomes a Subsidiary Loan Party), notify the Administrative Agent and the Lenders thereof and, within 30 days (or such longer period as may be agreed to by the Administrative Agent) after such Subsidiary is formed or acquired (or becomes a Subsidiary Loan Party), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary, including with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

SECTION 5.13    Further Assurances.

(a)        The Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust, landlord waivers and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence bonds and completion guarantees provided by the Borrower and the Subsidiaries in the ordinary course of their business;

(xii) other unsecured Indebtedness of the Borrower or any Subsidiary in an aggregate principal amount not exceeding $15,000,000 at any time outstanding, less the liquidation value of any applicable Qualified Borrower Preferred Stock issued and outstanding pursuant to clause (b) of the definition of Qualified Borrower Preferred Stock;

(xiii)            secured Indebtedness in an aggregate amount not exceeding $35,000,000 at any time outstanding, in each case in respect of Indebtedness of Foreign Subsidiaries;

(xiv)Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within 10 days of incurrence;

(xv) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(xvi)Indebtedness incurred in connection with the financing of insurance premiums in an aggregate amount at any time outstanding not to exceed the premiums owed under such policy, if applicable;

(xvii)           contingent obligations to financial institutions, in each case to the extent in the ordinary course of business and on terms and conditions which are within the general parameters customary in the banking industry, entered into to obtain cash management services or deposit account overdraft protection services (in an amount similar to those offered for comparable services in the financial industry) or other services in connection with the management or opening of deposit accounts or incurred as a result of endorsement of negotiable instruments for deposit or collection purposes and other customary, contingent obligations, including obligations under Bank Products (as defined in the ABL Credit Agreement as in effect on the date hereof) other than Hedging Agreements, of the Borrower and its Subsidiaries incurred in the ordinary course of business;

(xviii)          unsecured guarantees by the Borrower or any Subsidiary Loan Party of facility leases of any Loan Party;

(xix)payment obligations of or Guarantees by the Borrower or any Subsidiary Loan Party with respect to any Hedging Agreement permitted under Section 6.07 hereof; provided that if such Hedging Agreement is related to interest rates, (A) such Hedging Agreement shall relate to payment obligations on Indebtedness otherwise permitted to be incurred by the Loan Documents and (B) the notional amount of such Hedging Agreement shall not exceed the principal amount of the Indebtedness to which such Hedging Agreement relates;

(xx) Indebtedness of the Borrower, any Subsidiary Loan Party or any ABL Foreign Loan Party under the ABL Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the greater of (i) $~~110,000,000~~150,000,000 and (ii) the Borrowing Base as of the date of such incurrence; ~~and~~

(xxi)Alternative Incremental Debt; provided that the aggregate principal amount of any Alternative Incremental Debt established on any date shall not exceed (i) (together with the aggregate amount of all Incremental Term Commitments established on such date in reliance on the Base Incremental Amount) an amount equal to the Base Incremental Amount on such date and (ii) an additional amount subject to the Maximum Alternative Incremental Debt Amount as of such date~~.~~; and

(xxii)           any Capital Lease Obligations of a Person that becomes a Subsidiary pursuant to the Westfalia Acquisition; provided that (A) such Capital Lease Obligation exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (xxii) shall not exceed $15,000,000 at any time outstanding.

(b)        The Borrower will not, nor will it permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, except (i) Qualified Borrower Preferred Stock, (ii) Assumed Preferred Stock and (iii) preferred stock or preferred Equity Interests held by the Borrower or any Subsidiary.

SECTION 6.02        Liens.  The Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)        Liens created under the Loan Documents and Liens in respect of any Permitted Term Loan Refinancing Indebtedness;

(b)        Permitted Encumbrances;

(c)        Liens in respect of the Specified Vendor Receivables Financing;

(d)        any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(e)        any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Closing Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

(f)        Liens on fixed or capital assets acquired, constructed or improved by, or in respect of Capital Lease Obligations of, the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (viii) of Section 6.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving total unused amount of such permitted sales, transfers and other dispositions for the immediately preceding fiscal year (without giving effect to the amount of any unused permitted sales, transfers and other dispositions that were carried forward to such preceding fiscal year) and (ii) 35% of the aggregate fair market value of all assets of the Borrower as of the Closing Date, including any Equity Interests owned by it, during the term of this Agreement subsequent to the Closing Date;

provided that (x) all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clauses (b) or (h) above) shall be made for fair value and (y) all sales, transfers, leases and other dispositions permitted by clauses (i), (j) and (k) above shall be for at least 75% cash consideration.

SECTION 6.06     Sale and Leaseback Transactions.  The Borrower will not, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (a) any such sale of any fixed or capital assets (other than any such transaction to which (b) or (c) below is applicable) that is made for cash consideration in an amount not less than the cost of such fixed or capital asset in an aggregate amount less than or equal to $10,000,000, so long as the Capital Lease Obligations associated therewith are permitted by Section 6.01(a)(viii), (b) in the case of property owned as of or after the Closing Date, any such sale of any fixed or capital assets that is made for cash consideration in an aggregate amount not less than the fair market value of such fixed or capital assets not to exceed $20,000,000 in the aggregate, in each case, so long as the Capital Lease Obligations (if any) associated therewith are permitted by Section 6.01(a)(viii) and (c) any Acquisition Lease Financing.

SECTION 6.07     Hedging Agreements.  The Borrower will not, nor will it permit any Subsidiary to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business and which are not speculative in nature to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its assets or liabilities (including Hedging Agreements that effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise)) (it being understood that the Borrower and its Foreign Subsidiaries may enter into Hedging Agreements consisting of cross-currency swaps related to intercompany loans between the Borrower and/or its Foreign Subsidiaries).

SECTION 6.08     Restricted Payments; Certain Payments of Indebtedness.

(a)       The Borrower will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i)    the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests in the Borrower;

(ii)   Subsidiaries may declare and pay dividends ratably with respect to their capital stock;

(iii)  the Borrower may make Restricted Payments, not exceeding $5,000,000 from and after the date hereof, pursuant to and in accordance with stock option plans, equity purchase programs or agreements or other benefit plans, in each case for management or employees or former employees of the Borrower and the Subsidiaries;

(iv)  the Borrower may pay the Closing Date Dividend;

(v)   the Borrower may pay cash dividends in respect of Qualified Borrower Preferred Stock issued pursuant to clauses (b) and (c) of the definition thereof; provided that such dividends in respect of Qualified Borrower Preferred Stock issued pursuant to clause (c) of the definition thereof may only be made after the fiscal year ending December 31, 2016 and only with Excess Cash Flow not otherwise required to be used to prepay Term Loans pursuant to Section 2.11(d)) (without duplication of amounts used pursuant to Section 6.08(a)(vii) or amounts included in the Available Amount and used pursuant to Sections 6.04(s) or 6.08(b)(vii));

(vi)  [reserved];

(vii) the Borrower may make payments in respect of the repurchase, retirement or other acquisition of Equity Interests of the Borrower or any Subsidiary using the portion of Excess Cash Flow not subject to mandatory prepayment pursuant to Section 2.11(d) (without duplication of amounts used pursuant to Section 6.08(a)(v) or amounts included in the Available Amount and used pursuant to Sections 6.04(s) or 6.08(b)(vii));

(viii)            the Borrower may make Restricted Payments; provided that (x) if after giving effect to such Restricted Payments (and any Indebtedness incurred in connection therewith (but disregarding the proceeds of any such Indebtedness in calculating Unrestricted Domestic Cash) and any related repayment of Indebtedness), the Net Leverage Ratio at the time of the making such payments (the date of the making of such payments, the “RP Date”) would be (1) less than or equal to 2.25 to 1.00, but greater than 2.00 to 1.00, the aggregate amount of Restricted Payments made pursuant to this clause (viii) during the period from the date 12 months prior to the RP Date through (and including) the RP Date (such period, the “RP Period”) shall not exceed $40,000,000, (2) less than or equal to 2.75 to 1.00, but greater than 2.25 to 1.00, the aggregate amount of Restricted Payments made pursuant to this clause (viii) during the RP Period shall not exceed $25,000,000, (3) less than or equal to 3.25 to 1.00 but greater than 2.75 to 1.00, the aggregate amount of Restricted Payments made pursuant to this clause (viii) during the RP Period shall not exceed $15,000,000 and (4) greater than 3.25 to 1.00, the aggregate amount of Restricted Payments made pursuant to this clause (viii) during the RP Period shall not exceed $10,000,000; provided further that at the time of any payment pursuant to this clause (viii), no Default or Event of Default shall have occurred and be continuing~~.~~; and

(ix)   the Borrower may make payments in respect of any purchase price adjustment required to be made under the Westfalia Purchase Agreement.

(b)       The Borrower will not, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i)    payment of Indebtedness created under the Loan Documents;

SECTION 6.12      [Reserved].

SECTION 6.13      Net Leverage Ratio.  The Borrower will not permit the maximum Net Leverage Ratio as of the last day of any fiscal quarter ending after the Closing Date to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Net Leverage Ratio
June 30, 2015	5.25:1.00
September 30, 2015	5.25:1.00
December 30, 2015	5.25:1.00
March 31, 2016	5.25:1.00
June 30, 2016	5.25:1.00
September 30, 2016	5.25:1.00
December 31, 2016	~~5.00~~5.25:1.00
March 31, 2017	~~5.00~~5.25:1.00
June 30, 2017	~~5.00~~5.25:1.00
September 30, 2017	~~5.00~~5.25:1.00
December 31, 2017	~~4.75~~5.00:1.00
March 31, 2018	~~4.75~~5.00:1.00
June 30, 2018	4.75:1.00
September 30, 2018	4.75:1.00
December 31, 2018 and each fiscal quarter ending thereafter	4.50:1.00

SECTION 6.14      Use of Proceeds.  The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a Person organized in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)        the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)        the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower, its stockholders or its affiliates, on the other. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and there under) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower, its stockholders or its Affiliates on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower, its management, stockholders, creditors or any other Person. The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such borrower, in connection with such transaction or the process leading thereto.

SECTION 10.18    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)        the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)        the effects of any Bail-In Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)        a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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